Deferred income tax assets and liabilities (Unrecognised deferred income tax assets in respect of certain deductible temporary differences and accumulated tax losses) (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred income tax assets and liabilities [abstract]
Deductible temporary differences	¥ 14,885,723	¥ 9,832,527
Unused tax losses	10,917,409	10,504,590
Total	¥ 25,803,132	¥ 20,337,117